                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

                        Date of Report: February 22, 2001

                            THE QUIZNO'S CORPORATION
             (Exact name of registrant as specified in its charter)

              Colorado                  000-23174             84-1169286
 (State or other jurisdiction          (Commission           (IRS Employer
         of incorporation)          Identification No.)       File Number)

               1415 Larimer Street, Denver, Colorado        80202
             (Address of principal executive offices)     (Zip Code)

        Registrant's telephone number, including area code: (720)359-3300

                                      None
          (Former name or former address, if changes since last report)

         Item 5. Other Events. Press Release, dated February 22, 2001, announcing the Company's fiscal first quarter financial results.

Exhibits

Exhibit 99.1    Copy of above press release.

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                            THE QUIZNO'S CORPORATION

Date: February 23, 2001                     By: /s/John L. Gallivan
                                                   John L. Gallivan
                                                   Chief Financial Officer